Strategy and Governance Update December 10, 2024 M. Christian Mitchell Lead Independent Director cmitchell@marshall-stevens.com 213-233-1532 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949-864-8000

2© 2024 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier” or the “Bank”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, capital management, tax rates and acquisitions we have made or may make. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; the effects of, and changes in, our ability to attract and retain deposits and access to other sources of liquidity; trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; interest rate, liquidity, economic, market, credit, operational and inflation/deflation risks associated with our business, including the speed and predictability of changes in these risks; Business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; compliance risks, including any increased costs of monitoring, testing, and maintaining compliance with complex laws and regulations; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible credit related impairments of securities held by us; possible impairment charges to goodwill, including any impairment that may result from increasing volatility in our stock price; the impact of governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; recent or future changes in the FDIC insurance assessment rate; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the possibility that we may reduce or discontinue the payments of dividends on our common stock; the possibility that we may discontinue, reduce or limit repurchases of common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine, and the war in the Middle East, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; climate change, including regulatory, compliance and credit and reputational risks; cybersecurity threats and the cost of defending against them; natural disasters, earthquakes, fires and severe weather; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2023 Annual Report on Form 10-K and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

3© 2024 Pacific Premier Bancorp, Inc. | All rights reserved PPBI RELEVANT UPDATES AND DISCLOSURES Links to Key Disclosures and Updates:  Investor website - https://investors.ppbi.com/corporate-profile/default.aspx  2023 Corporate Social Responsibility Report - https://s25.q4cdn.com/825120303/files/doc_downloads/CSR/2024/04/ppb_csr_23_final.pdf  Links to various ESG relevant policies and documents - https://investors.ppbi.com/corporate-social- responsibility/Policies/default.aspx  Link to additional Corporate Governance Documents - https://investors.ppbi.com/corporate-overview/documents/default.aspx  Certain SEC filings include additional relevant ESG information in the proxy statement and Form 10-Ks - https://investors.ppbi.com/sec-filings/documents/default.aspx Most Recent SEC Filings and Key Disclosures  3Q24 10-Q (10/29/24) – https://investors.ppbi.com/sec-filings/documents/default.aspx  3Q24 Earnings Call Replay (10/24/24) - https://investors.ppbi.com/news-webcast/webcasts/default.aspx  3Q24 Earnings Release (8-K filing, 10/24/24) - https://investors.ppbi.com/news-webcast/press-releases/news-details/2024/Pacific- Premier-Bancorp-Inc.-Announces-Third-Quarter-2024-Financial-Results-and-a-Quarterly-Cash-Dividend-of-0.33-Per- Share/default.aspx  3Q24 Investor Presentation (8-K filing, 10/24/24), for certain updates to ESG-related disclosures – refer to PPBI Culture & ESG section in the pdf version found here beginning on page 35: https://s25.q4cdn.com/825120303/files/doc_earnings/2024/q3/presentation/Pacific-Premier-Bancorp-Q3-2024.pdf  Additional Corporate Responsibility pages on the Bank’s website - https://www.ppbi.com/corporate-responsibility/index.html • We continued to enhance our ESG disclosures and provided more detailed information in the most recent Corporate Social Responsibility Report

4© 2024 Pacific Premier Bancorp, Inc. | All rights reserved Balance Sheet and Capital Ratios(2) Profitability and Credit Quality(2) Assets $17.9 billion ROAA 0.79% Loans HFI(4) $12.0 billion PPNR ROAA(3) 1.06% TCE / TA(3) 11.83% Efficiency Ratio(3) 66.1% Tier 1 Capital Ratio 16.83% NPA / Assets 0.22% Total Capital Ratio 20.05% ACL / Loans 1.51% Premier commercial bank in key metropolitan areas throughout the Western U.S. 1. Market data as of December 2, 2024 2. As of or for the three months ended September 30, 2024 3. Please refer to non-U.S. GAAP reconciliation in the appendix 4. Excludes the basis adjustment associated with the application of hedge accounting on certain loans 3Q24 Financial Highlights PACIFIC PREMIER BANCORP, INC. Corporate Overview & Market Data Branch Network 58 Full Service Branch Locations Market Capitalization(1) $2.7 Billion Dividend Yield(1) 4.72% P/TBV(1) 1.34x Pacific Premier Footprint 8 2 Arizona Phoenix (1) Tucson (2) 3 Nevada Las Vegas (1) 1 Southern California Los Angeles-Orange (21) San Diego (5) Riverside-San Bernardino (9) 35 Central Coast California San Luis Obispo (7) Santa Barbara (2) 9 Pacific Northwest Seattle MSA (7) Other Washington (1) Portland MSA (2)

5© 2024 Pacific Premier Bancorp, Inc. | All rights reserved • One of the premier commercial bank franchises in the Western U.S. • Benefits from strength and size of attractive Western U.S. markets • Consistent investment, development and deployment of technology • Comprehensive product offering targeting small & middle-market businesses Attractive Franchise Value • Experienced credit personnel take proactive approach to credit risk management – disciplined approach to new originations along with better-than peer asset quality • Strategic balance sheet actions mitigate interest rate risk in current environment Prudent Risk Management • Emphasis on pre-provision net revenue generation • Enhanced fee income sources that diversify revenues • Leveraging relationship-focused business model to strengthen client relationships • Excellent asset quality metrics and better-than-peer average credit losses and nonperforming loans(1) Financial Performance • Management team, on average, has over 25 years of banking experience • Continuous strengthening and improvement of executives, senior managers, and personnel • Deep in-market relationships drive client-focused business model • Proven track record of creating shareholder value Experienced Management KEY INVESTMENT HIGHLIGHTS 1. Peer group consists of Western region banks and thrifts with total assets between $5 billion and $80 billion as of September 30, 2024 Strong & Regularly Refreshed Board • Strong culture with best-in-class governance • Four independent directors have been added since 2020, with 50% of independent directors demonstrating gender or ethnic diversity at 9/30/2024 • Full Board responsible for overseeing our corporate social responsibility efforts

6© 2024 Pacific Premier Bancorp, Inc. | All rights reserved 5.46 8.16 11.83 12.49 Tangible Common Equity / Tangible Assets (%) 7.32 9.59 12.19 13.64 Leverage Ratio (%) 9.57 12.04 16.83 18.83Common Equity Capital Ratio (CET1) CAPITAL MEASURES Median Median Median 3Q24 PPBI vs. KBW Regional Bank Index Higher is better Higher is better Higher is better

7© 2024 Pacific Premier Bancorp, Inc. | All rights reserved 0.74 1.21 1.51 2.12 Allowance for Credit Losses / LHFI (%) 12.25 14.46 20.05 Total Risk-based Capital Ratio (%) 9.81 12.63 16.83 18.83Tier 1 RBC Ratio (%) CAPITAL MEASURES Median Median Median Higher is better Higher is better Higher is better 3Q24 PPBI vs. KBW Regional Bank Index

8© 2024 Pacific Premier Bancorp, Inc. | All rights reserved 0.08% 0.17% 1.26% Annualized NCOs / Average Loans (%) 0.08%0.32% 0.74% 4.69%NPLs / Total Loans (%) 0.04 0.22 0.52 3.02 NPAs / Assets (%) ASSET QUALITY Median Median Median Lower is better Lower is better Lower is better 3Q24 PPBI vs. KBW Regional Bank Index -0.01%

9© 2024 Pacific Premier Bancorp, Inc. | All rights reserved 1.36% 1.85% 2.38% 3.66%Cost of Funds 2.01% 3.14% 3.27% 4.52%Net Interest Margin (%) 0.89% 0.99% 1.97% Return on Average Assets (%) PROFITABILITY METRICS Median Median Higher is better Higher is better -1.06% 9/30/24 YTD PPBI vs. KBW Regional Bank Index Lower is better Median

10© 2024 Pacific Premier Bancorp, Inc. | All rights reserved 0.22% 3.84% 0.47% Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 PPBI Peer Median PDNB Failed- Bank Acquisition 4/27/12 CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers throughout varying cycles Nonperforming Assets to Total Assets Comparison CNB Failed- Bank Acquisition 2/11/11 Note: Peer group consists of Western region banks and thrifts with total assets between $5 billion and $80 billion as of September 30, 2024

PPBI Culture and Governance

12© 2024 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER Our culture is defined by our Success Attributes, and they are the foundation of our “one bank, one culture” approach Organizational Culture Integrity • Do the right thing, every time. • Conduct business with the highest ethical standards. • Take responsibility for your actions. Improve • Improvement is incremental. Small changes over time have a significant impact. • Mistakes happen. Learn from them and don’t repeat them. • Be responsible for your personal and professional development. Communicate • Over-communicate. • Provide timely and complete information to all stakeholders. • Collaborate to make better decisions. Achieve • Results matter. • Be open to achieving results in new ways. • A winning attitude is contagious. Urgency • Operate with a sense of urgency. • Be thoughtful, making decisions in a timely manner. • Act today, not tomorrow.

ESG OVERSIGHT

We are focused on transparency and continuous improvement in ESG

Environmental
ISS QualityScore: **5**

Current initiatives aim to improve disclosures, evaluate climate risk, and reduce environmental impact

- Disclosed Scope 1 and Scope 2 greenhouse gas emissions for three consecutive years
- Diverted over 22,000 pounds of electronic waste away from landfills
- Advanced climate resiliency through partnerships that deliver renewable energy solutions to underserved communities

Social
ISS QualityScore: **3**

Commitment to our communities, customers and employees is at the core of our ESG strategy[1]

Equitable Access & Financial Inclusion

37% Charitable giving budget dedicated to financial education

1,336 Small business workshops conducted through partnerships

Community Support

10,800 Volunteer hours

415+ Organizations supported

Governance
ISS QualityScore: **2**

Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout the organization

- Under the Board, efforts to control and mitigate ESG-related risks are being implemented consistent with the three-line of defense model
- **50%** of Board committees chaired by diverse Directors (gender or ethnic)
- **50%** of Independent Directors are women and/or of ethnic diversity

Commitment to Human Capital[2]

- Launched **Premier Pathways** program to promote career development and advancement
- Formed **Women in Leadership** group focused on mentoring high-performing future women leaders
- Surpassed average participation rates at 91% in 2023 **Premier Perspective** Gallup employee engagement survey


60%
WOMEN NEW HIRES
57%
WOMEN PROMOTIONS
44%
WOMEN APPLICATIONS
66%
RACIAL/ETHNIC MINORITY NEW HIRES
55%
RACIAL/ETHNIC MINORITY PROMOTIONS
64%
RACIAL/ETHNIC MINORITY APPLICATIONS

Commitment to Continuous Improvement

- Launched **Start-Up Business Checking** to support entrepreneurs and newly established business
- Introduced new **ESG reporting solution** to streamline processes and ensure consistency across public disclosures
- Recognized as one of Orange County's **50 most community-minded companies** for the 4th year
- Awarded an **Outstanding** rating in our last two consecutive Community Reinvestment Act (CRA) exams
- Tested employee **cybersecurity training** through new security campaigns

1. Equitable Access & Financial Inclusion and Community Support data is for the 12-month period ended December 31, 2023
2. Workforce diversity figures disclosed are based on 2023 data

© 2024 Pacific Premier Bancorp, Inc. | All rights reserved
13

14© 2024 Pacific Premier Bancorp, Inc. | All rights reserved Our Board continues to strengthen our corporate governance practices to enhance long-term shareholder value Board Independence • Lead Independent Director • Independent Board (10 of 11 directors are independent) • All Board committees composed of independent directors • Independent directors conduct regular executive sessions led by the Lead Independent Director Board Practices • Annual Board and committee assessments • Risk oversight and strategic planning by full Board and committees • Outside Board service limited to three additional Boards • Board has direct access to all of our Senior Executive Officers Board Accountability • Annual election of all directors • Majority vote standard in place (uncontested elections) • Shareholders have the ability to call a special meeting with 10% support • Shareholder engagement program with feedback incorporated into Board deliberations Stock Ownership / Compensation • Robust stock ownership guidelines for all Directors and Named Executive Officers • Clawback policy in place • Maintain restrictions on hedging and pledging shares of our stock • Double trigger equity vesting provisions in place for change in control CORPORATE GOVERNANCE

15© 2024 Pacific Premier Bancorp, Inc. | All rights reserved Our approach to committee composition and responsibilities Our Board’s Role in Risk Oversight • The full Board is responsible for oversight of the Company’s risk management processes Audit Committee • Monitors business risk practices, legal and ethical programs • Oversees risks relating to the Company’s financial statements, financial reporting process, internal controls and regulatory requirements • Oversees corporate compliance programs as well as the internal audit function Compensation Committee • Ensures compensation policies, benefits and practices do not encourage excessive risk taking • Oversees responsibility for the Company’s and Bank’s compensation framework, programs and equity grants. Determines and approves annual payouts for all Named Executive Officers. Enterprise Risk Committee • Reviews management’s assessment of the Company’s core risks and alignment of its enterprise- wide risk profile with the Company’s strategic plan, goals and objectives • Regularly reviews the Company’s exposure to risk in specific key areas, including but not limited to, credit risk, interest rate risk, market risk and cyber risk Governance Committee • Oversees the process for nominating potential director candidates • Responsible for Board governance structure and policies in addition to management succession planning • Reviews the Company’s strategy, initiatives and policies relating to ESG activities and matters Mitchell (C), Pereira, Jones, Sarrafian, Thomas Pereira (C), Polsky, Studenmund, Thomas, McKinney-James, Hsieh Studenmund (C), Fargo, Polsky, Hsieh, Mitchell, Jones Sarrafian (C), Jones, Mitchell, Polsky, Fargo, McKinney-James BOARD COMMITTEES AND RISK OVERSIGHT

BOARD REFRESHMENT & EVALUATION PROCESS

Commitment to regular refreshment to evolve our Board in line with our strategy

Process Overview

- Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors
- The Board believes in and actively practices diversity and inclusion, with 50% of its independent directors demonstrating gender or ethnic diversity at 9/30/2024

Key Selection Criteria

- ✓ Integrity and independence
- ✓ Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience
- ✓ Substantial accomplishments, and prior or current association with institutions noted for their excellence
- ✓ Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment
- ✓ Banking/Financial Services expertise
- ✓ Public company oversight experience
- ✓ Significant experience in governance areas such as audit, corporate governance, enterprise risk, executive compensation practices, regulatory compliance, cybersecurity, technology, climate-related risk oversight and corporate social responsibility
- ✓ Special skills, expertise or background that add to and complement the Board's range of skills
- ✓ Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make
- ✓ Availability and energy necessary to perform duties as a director

Our Process in Action

Four Independent Directors
Added Since 2020

2022
Rose McKinney-James
Managing Principal, Energy Works LLC and McKinney-James & Associates
Director, MGM Resorts International

Stephanie Hsieh
CEO of Waban Advisors, Inc. and prior Executive Director, Biocom California

2021
George Pereira
Prior COO and CFO, Charles Schwab Investment Management Inc.

2020
Richard Thomas
Prior EVP / CFO, CVB Financial Corp.
Former Partner, Deloitte

Independent Director Tenure
As of 9/30/2024


0-4 Years 40%
5-9 Years 50%
10+ Years 10%
Average Tenure
6.3 Years

© 2024 Pacific Premier Bancorp, Inc. | All rights reserved
16

17© 2024 Pacific Premier Bancorp, Inc. | All rights reserved EXECUTIVE COMPENSATION PHILOSOPHY AND DESIGN 82% of CEO Compensation is variable and “At Risk”, aligned with shareholders(3) 50% Consisting of RSUs(1) 50% Consisting of RSAs(2) 1. RSU vesting contingent upon relative TSR over a three-year period, attainment of an average relative ROAA percentile goal and attainment of an average relative ROATCE percentile goal 2. RSA’s subject to three-year vesting period 3. Data is as of December 31, 2023, and included in our 2024 Annual Meeting Proxy Statement Long-Term Incentive Compensation Annual Incentive Compensation Alignment with Stockholder Interests 18% 18% 32% 32% Base Salary Target Annual Incentive Restricted Stock RSUs Compensation aligned with value creation CEO Compensation Mix Actions Implemented in 2023 in Response to Stockholder Feedback  Performance metrics aligned with annual business objectives including considerations regarding profitability, growth, relative peer performance, governance, regulatory and compliance, and risk management  In 2023, STI performance-based metrics were calibrated toward profitably and risk management measures compared to both peers and internal targets  Annually reviews, and if appropriate, updates performance metrics based upon short-term business objectives  We continued to enhance our compensation disclosure in this CD&A to improve clarity of our compensation programs.  We continuously evaluate the pay-for-performance elements of our compensation program to determine whether compensation properly reflects our performance on a standalone basis and in the market.  Continued open discussion and evaluation regarding metrics used regarding our compensation program of metrics suggested by stockholder feedback

18© 2024 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  Shareholder value is our key focus – building long-term value for our owners  Our culture differentiates us and drives fundamentals for all stakeholders  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation  Financial results remain solid – strong capital ratios and core earnings  Emphasis on risk management is a key strength of our organization  We have maintained a strong credit culture in both good times and bad  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011

Appendix: Information - Non-GAAP Reconciliation

20© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES 1. Adjusted by statutory tax rate For periods presented below, return on average assets excluding the FDIC special assessment is a non-GAAP financial measure derived from GAAP based amounts. We calculate this figure by excluding the FDIC special assessment and the related tax impact from net income. Management believes that the exclusion of such nonrecurring items from this financial measure provides useful information to gain an understanding of the operating results of our core business and a better comparison of financial performance. (Dollars in thousands) 3Q 2024 2Q 2024 3Q 2023 Net income 35,979$ 41,905$ 46,030$ Add: FDIC special assessment (68) (161) - Less: tax adjustment (1) (19) (45) - Adjusted net income for average assets 35,930$ 41,789$ 46,030$ Average assets 18,424,413$ 18,595,683$ 20,805,787$ Return on average assets (annualized) 0.79% 0.90% 0.88% Adjusted return on average assets (annualized) 0.79% 0.90% 0.88%

NON-U.S. GAAP FINANCIAL MEASURES

Tangible book value per share and tangible common equity to tangible assets (the “tangible common equity ratio”) are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per share, which we calculate by dividing common stockholders' equity by shares outstanding. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We believe that this information is consistent with the treatment by bank regulatory agencies, which excludes intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios.

	As of December 31,											As of			
											Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2023	2024	2024	2024
Total stockholders' equity	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 1,241,996	$ 1,969,697	$ 2,012,594	$ 2,746,649	$ 2,886,311	$ 2,798,389	$ 2,855,534	$ 2,882,581	$ 2,902,801	$ 2,923,764	$ 2,943,937
Less: intangible assets	24,056	28,564	58,002	111,941	536,343	909,282	891,634	984,076	970,883	956,900	947,619	944,597	941,761	938,998	936,236
Tangible common equity	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 705,653**	**$ 1,060,415**	**$ 1,120,960**	**$ 1,762,573**	**$ 1,915,428**	**$ 1,841,489**	**$ 1,907,915**	**$ 1,937,984**	**$ 1,961,040**	**$ 1,984,766**	**$ 2,007,701**
Total assets	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 8,024,501	$ 11,487,387	$ 11,776,012	$ 19,736,544	$ 21,094,429	$ 21,688,017	$ 20,275,720	$ 19,026,645	$ 18,813,181	$ 18,332,325	$ 17,909,643
Less: Intangible assets	24,056	28,564	58,002	111,941	536,343	909,282	891,634	984,076	970,883	956,900	947,619	944,597	941,761	938,998	936,236
Tangible assets	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,370**	**$ 7,488,158**	**$ 10,578,105**	**$ 10,884,378**	**$ 18,752,468**	**$ 20,123,546**	**$ 20,731,117**	**$ 19,328,101**	**$ 18,082,048**	**$ 17,871,420**	**$ 17,393,327**	**$ 16,973,407**
Tangible common equity ratio	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**	**10.02%**	**10.30%**	**9.40%**	**9.52%**	**8.88%**	**9.87%**	**10.72%**	**10.97%**	**11.41%**	**11.83%**
Common shares issued and oustanding	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050	62,480,755	59,506,057	94,483,136	94,389,543	95,021,760	95,900,874	95,860,092	96,459,966	96,434,047	96,462,767
Book value per share	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 26.86	$ 31.52	$ 33.82	$ 29.07	$ 30.58	$ 29.45	$ 29.78	$ 30.07	$ 30.09	$ 30.32	$ 30.52
Less: intangible book value per share	1.44	1.69	2.69	4.03	11.60	14.55	14.98	10.42	10.29	10.07	9.88	9.85	9.76	9.74	9.71
Tangible book value per share	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 15.26**	**$ 16.97**	**$ 18.84**	**$ 18.65**	**$ 20.29**	**$ 19.38**	**$ 19.89**	**$ 20.22**	**$ 20.33**	**$ 20.58**	**$ 20.81**

Note: All dollars in thousands, except per share data

© 2024 Pacific Premier Bancorp, Inc. | All rights reserved

21

22© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands For periods presented below, return on average tangible common equity is a non-GAAP financial measure derived from GAAP-based amounts. We calculate this figure by excluding amortization of intangible assets expense from net income and excluding the average intangible assets and average goodwill from the average stockholders' equity during the periods indicated. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. The adjusted net income, adjusted return on average equity, and adjusted return on average tangible common equity further exclude the nonrecurring items to provide a better comparison to the financial results of prior periods. 1. Adjusted by statutory tax rate 3Q 2024 2Q 2024 3Q 2023 Net income 35,979$ 41,905$ 46,030$ Plus: amortization of intangible assets expense 2,762 2,763 3,055 Less: tax adjustment (1) 781 781 868 Net income for average tangible common equity 37,960$ 43,887$ 48,217$ Add: FDIC special assessment (68) (161) - Less: tax adjustment(1) (19) (45) - Adjusted net income for average tangible common equity 37,911$ 43,771$ 48,217$ Average stockholders' equity 2,929,160$ 2,908,015$ 2,861,965$ Less: average intangible assets 36,570 39,338 48,150 Less: average goodwill 901,312 901,312 901,312 Adjusted average tangible common equity 1,991,278$ 1,967,365$ 1,912,503$ Return on average equity (annualized) 4.91% 5.76% 6.43% Adjusted return on average equity (annualized) 4.91% 5.75% 6.43% Return on average tangible common equity (annualized) 7.63% 8.92% 10.08% Adjusted return on average tangible common equity (annualized) 7.62% 8.90% 10.08%

23© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands Efficiency ratio is a non-GAAP financial measure derived from GAAP-based amounts. This figure represents the ratio of noninterest expense, less amortization of intangible assets and other real estate owned operations, where applicable, to the sum of net interest income before provision for credit losses and total noninterest income less (loss) gain from other real estate owned and gain from debt extinguishment. The adjusted efficiency ratio further excludes the FDIC special assessment to provide a better comparison to the financial results of prior periods. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Q3 2024 Q2 2024 Q3 2023 Total noninterest expense 101,645$ 97,567$ 102,185$ Less: amortization of intangible assets expense 2,762 2,763 3,055 Less: other real estate owned operations, net 1 - (4) Noninterest expense, adjusted 98,882 94,804 99,134 Less: FDIC special assessment (68) (161) - Adjusted noninterest expense excluding FDIC special assessment 98,950$ 94,965$ 99,134$ Net interest income 130,898$ 136,394$ 149,548$ Plus: total noninterest income 18,867 18,222 18,551 Less: net (loss) from other real estate owned - (28) - Less: net gain from debt extinguishment 203 - - Revenue, adjusted 149,562$ 154,644$ 168,099$ Efficiency ratio 66.1% 61.3% 59.0% Adjusted efficiency ratio excluding FDIC special assessment 66.2% 61.4% 59.0%

24© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands Pre-provision net revenue is a non-GAAP financial measure derived from GAAP-based amounts. We calculate the pre-provision net revenue by excluding income tax and provision for credit losses from net income. The adjusted pre-provision net income further excludes the FDIC special assessment to provide a better comparison of financial performance. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business and a better comparison to the financial results of prior periods. Q3 2024 Q2 2024 Q3 2023 Interest income 205,626$ 208,054$ 224,062$ Interest expense 74,728 71,660 74,514 Net interest income 130,898 136,394 149,548 Noninterest income 18,867 18,222 18,551 Revenue 149,765 154,616 168,099 Noninterest expense 101,645 97,567 102,185 Pre-provision net revenue 48,120 57,049 65,914 Add: FDIC special assessment (68) (161) - Adjusted pre-provision net revenue 48,052$ 56,888$ 65,914$ Pre-provision net revenue (annualized) 192,480$ 228,196$ 263,656$ Adjusted pre-provision net revenue (annualized) 192,208$ 227,552$ 263,656$ Average assets 18,242,413$ 18,595,683$ 20,805,787$ PPNR / average assets 0.26% 0.31% 0.32% PPNR / average assets (annualized) 1.06% 1.23% 1.27% Adjusted PPNR / average assets 0.26% 0.31% 0.32% Adjusted PPNR / average assets (annualized) 1.05% 1.22% 1.27%

25© 2024 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Cost of non-maturity deposits is a non-GAAP financial measure derived from GAAP-based amounts. Cost of non-maturity deposits is calculated as the ratio of non- maturity deposit interest expense to average non-maturity deposits. We calculate non-maturity deposit interest expense by excluding interest expense for all certificates of deposit from total deposit expense, and we calculate average non-maturity deposits by excluding all certificates of deposit from total deposits. Management believes cost of non-maturity deposits is a useful measure to assess the Company's deposit base, including its potential volatility. Note: All dollars in thousands Q3 2024 Q2 2024 Q3 2023 Total deposits interest expense 67,898$ 64,229$ 62,718$ Less: certificates of deposit interest expense 23,202 21,115 13,398 Less: brokered certificates of deposit interest expense 5,484 6,506 19,174 Non-maturity deposit expense 39,212$ 36,608$ 30,146$ Total average deposits 14,655,478$ 14,941,573$ 16,543,917$ Less: average certificates of deposit 1,944,685 1,830,516 1,439,531 Less: average brokered certificates of deposits 448,820 542,699 1,611,726 Average non-maturity deposits 12,261,973$ 12,568,358$ 13,492,660$ Cost of non-maturity deposits 1.27% 1.17% 0.89%